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                                                                [EXECUTION COPY]


                                 AMENDMENT NO. 2


        AMENDMENT No. 2 ("THIS AMENDMENT") dated as of May 1, 2001 relating to the 364-Day Senior Credit Agreement dated as of February 23, 2001 (as the same has been amended by Amendment No. 1 and Waiver dated as of April 12, 2001 and as the same may hereafter be amended from time to time, the "364-DAY SENIOR CREDIT AGREEMENT") among ORBITAL SCIENCES CORPORATION (the "COMPANY"), the BANKS party thereto (the "BANKS") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "ADMINISTRATIVE AGENT") and as Collateral Agent (the "COLLATERAL AGENT").

        The parties hereto agree as follows:

        SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the 364-Day Senior Credit Agreement has the meaning assigned to such term in the 364-Day Senior Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the 364-Day Senior Credit Agreement shall, after this Amendment becomes effective, refer to the 364-Day Senior Credit Agreement as amended hereby.

        SECTION 2. Amendment of Negative Pledge. (a) Section 5.12(s) of the 364-Day Senior Credit Agreement is amended by adding "(i)" immediately after the words "of MDA" and adding the following words at the end thereof:

        "or (ii) pursuant to Section 7(c) of the letter agreement dated April 12, 2001 between MDH and the "Purchasers" named therein."

        SECTION 3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

        SECTION 4. Counterparts, Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof on the date when the following conditions are met:



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                (a)     the Administrative Agent shall have received from each
        of the Company and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof; and

                (b) the Administrative Agent shall have received payment in full of all fees and expenses payable by the Company in connection with this Amendment pursuant to Section 8.03 of the 364-Day Senior Credit Agreement.



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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                    ORBITAL SCIENCES CORPORATION


                                    By
                                      ----------------------------------------
                                    Name:
                                    Title:


                                    MORGAN GUARANTY TRUST COMPANY
                                      OF NEW YORK


                                    By
                                      ----------------------------------------
                                    Name:
                                    Title:


                                    THE BANK OF NOVA SCOTIA


                                    By
                                      ----------------------------------------
                                    Name:
                                    Title:


                                    BANK OF AMERICA, N.A.


                                    By
                                      ----------------------------------------
                                    Name:
                                    Title:



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                                    FIRST UNION COMMERCIAL CORPORATION


                                    By
                                      ----------------------------------------
                                    Name:
                                    Title:


                                    DEUTSCHE BANK AG, NEW YORK
                                      AND/OR CAYMAN ISLAND BRANCHES


                                    By
                                      ----------------------------------------
                                    Name:
                                    Title:


                                    By
                                      ----------------------------------------
                                    Name:
                                    Title:


                                    KEYBANK NATIONAL ASSOCIATION


                                    By
                                      ----------------------------------------
                                    Name:
                                    Title:


                                    BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                                    By
                                      ----------------------------------------
                                    Name:
                                    Title:



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                                    WACHOVIA BANK, N.A.


                                    By
                                      ----------------------------------------
                                    Name:
                                    Title:


                                    CHEVY CHASE BANK


                                    By
                                      ----------------------------------------
                                    Name:
                                    Title:


                                    MORGAN GUARANTY TRUST COMPANY
                                      OF NEW YORK, as Administrative Agent and as Collateral Agent


                                    By
                                      ----------------------------------------
                                    Name:
                                    Title:


Acknowledged by:


ENGINEERING TECHNOLOGIES, INC.


By
   --------------------------------------
   Name:
   Title:

ORBITAL SPACE SYSTEMS, INC.


By
   --------------------------------------
   Name:
   Title:



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ORBITAL COMMERCIAL SYSTEMS, INC.


By
   --------------------------------------
   Name:
   Title:


ORBITAL INTERNATIONAL, INC.


By
   --------------------------------------
   Name:
   Title:


ORBITAL SERVICES CORPORATION


By
   --------------------------------------
   Name:
   Title:


ORBITAL NAVIGATION CORPORATION


By
   --------------------------------------
   Name:
   Title:


ORBLINK LLC


By
   --------------------------------------
   Name:
   Title:



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